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                                                              Exhibit 10-H(1)


                               FIRST AMENDMENT TO
                 THE DANA CORPORATION SUPPLEMENTAL BENEFITS PLAN
                        (December 14, 1998, Restatement)


In order to clarify the existing eligibility provisions under Appendix A of the Dana Corporation Supplemental Benefits Plan, it is necessary to amend Appendix A of the Plan as follows, effective as of January 1, 1996:

Amend subsection (c) of Section A.2 to read as follows:

         "(c) The individual is a U.S.-based member of the "A" Group or the "B" Group (as defined by the Compensation Committee of the Board) who participated in the Retirement Income Plan as of June 30, 1988, and who is a management employee or a highly-compensated employee."

IN WITNESS WHEREOF, Dana Corporation has adopted this amendment on this 19th day of February, 2002.

                                            For Dana Corporation



                                            /s/ Michael L. DeBacker
                                            -----------------------------------


Witness:



/s/ Stephen C. Newman
---------------------------




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